EXHIBIT 13


                         SECTION 906 CERTIFICATION

In connection with the Annual Report of Instrumentation Laboratory S.p.A. (the "Company") on Form 20-F for the period ended November 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jose Manent, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information  contained in the Report fairly presents,  in all
          material  respects,   the  financial  condition  and  results  of
          operations of the Company.

Date: May 27, 2005
                                               /s/ Jose Manent
                                            -------------------------------
                                                   Jose Manent
                                                   Chief Executive Officer

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                         SECTION 906 CERTIFICATION

In connection with the Annual Report of Instrumentation Laboratory S.p.A. (the "Company") on Form 20-F for the period ended November 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jose Luis Martin Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information  contained in the Report fairly presents,  in all
          material  respects,   the  financial  condition  and  results  of
          operations of the Company.

Date: May 27, 2005
                                               /s/ Jose Luis Martin
                                            -------------------------------
                                                   Jose Luis Martin
                                                   Chief Financial Officer